UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2006

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14940	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On September 7, 2006 HealthSouth Corporation issued a press release, entitled "HEALTHSOUTH ANNOUNCES RECORD DATE AND MEETING DATE FOR SPECIAL MEETING OF STOCKHOLDERS IN CONNECTION WITH REVERSE STOCK SPLIT", a copy of which is attached hereto as Exhibit 99, and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	\s\ John P. Whittington_______
	Name:	John P. Whittington
	Title:	Interim General Counsel and

Corporate Secretary

Dated: September 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of HealthSouth Corporation, dated September 7, 2006.